THE PRUDENTIAL SERIES FUND

Global Portfolio

Supplement dated September 19, 2016 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with your currently effective The Prudential Series Fund (PSF) Statement of Additional Information (the SAI), and should be retained for future reference. The portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the SAI.

Amendment to the Subadvisory Fee Schedule

The Board of Trustees of PSF (the Board) recently approved amending the Subadvisory Agreement between Prudential Investments LLC (PI or the Manager) and T. Rowe Price Associates, Inc. (T. Rowe Price) to reflect a new subadvisory fee schedule for the Global Portfolio. In addition, PI has agreed to a management fee waiver in connection with the new subadvisory fee schedule for the Global Portfolio. These changes are expected to become effective on or about October 17, 2016.

To reflect these changes, the SAI is hereby revised as follows, effective October 17, 2016:

I.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the Global Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
Global Portfolio	The Investment Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2017. In addition, the Investment Manager has contractually agreed to waive an additional 0.011% of its investment management fee through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

II.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Global Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
Global Portfolio	T. Rowe Price Associates, Inc.	Sleeve average daily net assets up to $100 million:
0.50% of average daily net assets to $50 million; and
0.45% of average daily net assets over $50 million to $100 million
Sleeve average daily net assets exceed $100 million:
0.40% on all assets
Sleeve average daily net assets exceed $200 million:
0.35% on all assets
Sleeve average daily net assets exceed $500 million:
0.325% to $500 million;
0.30% over $500 million to $1 billion
Sleeve average daily net assets exceed $1 billion:
0.30% on all assets
Sleeve average daily net assets exceed $1.5 billion:
0.275% on all assets

Aggregation Notes to Subadviser Fee Rate Table:

T. Rowe Price Associates, Inc. (T. Rowe Price): For purposes of calculating the subadvisory fee payable to T. Rowe Price, the large cap value strategy assets managed by T. Rowe Price will be aggregated with the large cap value strategy assets managed by T. Rowe Price for all other Prudential entities, including the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates.

III.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the footnote pertaining to T. Rowe Price with the following:

T. Rowe Price: T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:

- Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
- Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio
- Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio
- Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio
- Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
- Advanced Series Trust AST Advanced Strategies Portfolio
- Advanced Series Trust AST Value Equity Portfolio
- The Prudential Series Fund Global Portfolio

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the listed Portfolios (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):

- Combined assets up to $1 billion: 2.5% fee reduction.
- Combined assets on the next $1.5 billion: 5.0% fee reduction.
- Combined assets on the next $2.5 billion: 7.5% fee reduction.
- Combined assets on the next $5.0 billion: 10.0% fee reduction.
- Combined assets above $10.0 billion: 12.5% fee reduction.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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